Exhibit 10.5(i)
AMENDMENT NUMBER ONE TO THE
NORTHERN TRUST CORPORATION DEFERRED COMPENSATION PLAN
(As Amended and Restated Effective as of January 1, 2024)

WHEREAS, Northern Trust Corporation (the “Corporation”) maintains the Northern Trust Corporation Deferred Compensation Plan, As Amended and Restated effective as of January 1, 2024 (the “Plan”); and
WHEREAS, pursuant to Section 7.1(b) of the Plan, the Executive Vice President and Chief Human Resource Officer (the “CHRO”) may adopt (i) non-material or administrative amendments to the Plan, or (ii) any amendment to the Plan deemed required, authorized or desirable under applicable statutes, regulations or rulings; and
WHEREAS, Section 7.1(b) of the Plan further provides that the CHRO may delegate the aforementioned amending authority; and
WHEREAS, the CHRO delegated such authority to the Company’s Global Head of Total Rewards (the “GHTR”) pursuant to a Delegation of Authority to Amend, effective December 14, 2023 (the “Delegation”); and
WHEREAS, the GHTR, upon consultation with legal counsel and in his best judgment, now considers it desirable to make a non-material and administrative amendment to the Plan.
NOW, THEREFORE, by virtue and in exercise of the amending power reserved to the undersigned officer under Section 7.1 of the Plan, the Plan is hereby amended, effective as of January 1, 2025:
NOW, THEREFORE, by virtue and in exercise of the amending power reserved to the undersigned officer under Section 7.1 of the Plan, the Plan is hereby amended, effective as of January 1, 2025, as follows:
1.To add the following as a new Section 1.24 and the existing Section 1.24 and all subsequent Sections are renumbered accordingly:
“1.24    “Power of Attorney (POA)” means a document signed by a Participant that gives an agent the authority to act on behalf of such Participant (an “Agent”) as described in the POA, to manage designated aspects of the Participant’s Account, and that is otherwise a valid, written POA document that complies with all relevant state law requirements, as determined by the Committee (or its delegate) in its sole discretion.”
2.To revise Section 8.7 in its entirety to read as follows:
“8.7    Incompetency and Power of Attorney
Every person receiving or claiming benefits under the Plan shall be presumed to be mentally competent and of age until the Committee receives a written notice, in a form and manner acceptable to it, that such person is incompetent or a minor, and that a guardian, conservator, or other person legally vested with the care of their estate has been appointed. In the event that the Committee (or its delegate) determines, in its sole discretion, that any person to whom a benefit is payable under the Plan is unable to properly care for their affairs, or is a minor, then any payment due (unless a prior claim therefor shall have been made by a duly appointed legal representative) may be paid to the Spouse, a child, a parent, or a sibling, or to any person deemed by the Committee (or its delegate) to be authorized to care for such person otherwise entitled to payment.
In the event a guardian, executor, administrator, or conservator of the estate of any person receiving or claiming benefits under the Plan shall be appointed by a court of competent jurisdiction, payments shall be made to such guardian, executor, administrator, or conservator provided that proper proof of appointment is furnished in a form and manner suitable to the Committee, as determined by the Committee (or its delegate) in its sole discretion.
The Committee (or its delegate) will recognize a valid POA in accordance with its terms to the extent that the Committee (or its delegate) determines, in its sole discretion, that the POA complies with the requirements of Section 1.24. The POA Agent’s authority is limited to the powers granted in the POA, and further limited to the actions otherwise allowed under the terms of the Plan. The Committee (or its delegate) will not be liable for any actions taken by the POA Agent in accordance with the powers granted under the POA.
Any payment made or actions taken pursuant to instruction given under the provisions of this section 8.7 shall be a complete discharge of any liability therefor under the Plan.”

IN WITNESS WHEREOF, the Corporation has caused this amendment to be executed on its behalf this this 5th day of November, 2024, effective as of the date indicated above.

NORTHERN TRUST CORPORATION

By: /s/ Guy Sasso_______________________
Name: Guy Sasso
Title: Global Head of Total Rewards

2